UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2015

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35933 (Commission File Number)	56-2466617 (IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On September 4, 2015, Mark W. Brugger notified Chambers Street Properties (the “Company”) that he is resigning as a trustee from the Board of Trustees (the “Board”) and all other positions he holds as a member of any committee of the Board, effective September 4, 2015.  No replacement has been named.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMBERS STREET PROPERTIES

September 8, 2015	By:	/s/	Martin A. Reid
		Name:	Martin A. Reid
		Title:	Interim President and Chief Executive
Officer, and Chief Financial Officer

3